     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 12, 2001
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                            ------------------------

                         WILLIS GROUP HOLDINGS LIMITED

             (Exact name of Registrant as specified in its charter)

          BERMUDA                              NONE
(State or other jurisdiction  (I.R.S. Employer Identification Number)
    of incorporation or
       organization)

                               TEN TRINITY SQUARE
                                LONDON EC3P 3AX
                                    ENGLAND
                             (011) 44-20-7488-8111

   (Address, including zip code, of Registrant's principal executive office)

 WILLIS GROUP HOLDINGS LIMITED NORTH AMERICA 2001 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                                MARY E. CAIAZZO
                           WILLIS NORTH AMERICA INC.
                                P.O. BOX 305026
                            NASHVILLE, TN 37230-5026
                                      USA
                                 (615) 872-3006
 (Name, address, including zip code, and telephone number, including area code, of Registrant's agent for service)

                                   COPIES TO:
                              EDWARD P. TOLLEY III
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3954
                                 (212) 455-2000

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED             PROPOSED
                                                                 MAXIMUM              MAXIMUM             AMOUNT OF
                                         AMOUNT TO BE        OFFERING PRICE          AGGREGATE          REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED      REGISTERED          PER SHARE(1)        OFFERING PRICE             FEE
Common Stock, $0.000115 par value
  per share......................      1,000,000 shares          $13.50             $13,500,000            $3,375

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1933, as amended.

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the benefit plan described herein.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed by Willis Group Holdings Limited (the "Company" or "Registrant") with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement.

    (a) The Registrant's Prospectus filed on June 12, 2001 pursuant to
Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act"), which contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

    (b) None.

    (c) The description of the Registrant's capital stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on May 21, 2001, including any amendment or report filed for the purpose of updating such description.

    All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

    See Item 3(c) above.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Bye-laws of the Registrant provide for indemnification of the Registrant's officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Registrant; provided that such indemnification shall not extend to any matter which would render it void pursuant to the Companies Act of 1981 as in effect from time to time in Bermuda.

    The Companies Act provides that a Bermuda company may indemnify its directors in respect of any loss arising or liability attaching to them as a result of any negligence, default, breach of duty or breach of trust of which they may be guilty. However, the Companies Act also provides that any provision, whether contained in the company's bye-laws or in a contract or arrangement between the company and the director, indemnifying a director against any liability which would attach to him in respect of his fraud or dishonesty will be void. The directors and officers of the Registrant are covered by directors' and officers' insurance policies maintained by the Registrant.

    Under the Amended and Restated Limited Partnership Agreement of Profit Sharing (Overseas), Limited Partnership, directors of the Registrant who are officers, directors, employees, partners, stockholders, members or agents of KKR 1996 Fund (Overseas), Limited Partnership or its affiliates are indemnified by Profit Sharing (Overseas), Limited Partnership to the fullest extent permitted by law from and against all liabilities, loss, damage or expense relating to the performance as a director of the Registrant during the period of time in which Profit Sharing (Overseas), Limited Partnership holds an interest in the Registrant; provided that such indemnification shall not cover acts not made in good faith and not in the best interest of the Profit Sharing (Overseas), Limited Partnership or constitute malfeasance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

    None.

ITEM 8.  EXHIBITS.

             4.1            Memorandum of Association of the Company (incorporated
                              herein by reference to Exhibit 3.1 to Registration
                              Statement No. 333-60982)

             4.2            Form of Bye-Laws of the Company (incorporated herein by
                              reference to Exhibit 3.2 to Registration Statement
                              No. 333-60982)

             4.3            Willis Group Holdings Limited North America 2001 Employee
                              Stock Purchase Plan (filed herewith)

             5              Opinion of Appleby Spurling & Kempe (filed herewith)

            23.1            Consent of Deloitte & Touche (filed herewith)

            23.2            Consent of Appleby, Spurling & Kempe (Reference is made to
                              Exhibit 5 filed herewith)

            24.1            Power of Attorney (included on signature page to this
                              Registration Statement)

ITEM 9.  UNDERTAKINGS.

    The Company hereby undertakes:

    (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

        (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act");

        (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

        (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Company pursuant to Section 13 or
    Section 15(d) of the Exchange Act that are incorporated by reference in this post-effective amendment.

    (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

    (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions of the Certificate of Amendment Certificate of Incorporation of the registrant and the provisions of Delaware law described under Item 6 above, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, Country of England on the 12th day of June, 2001.

                                                       WILLIS GROUP HOLDINGS LIMITED

                                                       By:  /s/ JOSEPH J. PLUMERI
                                                            -----------------------------------------
                                                            Name:  Joseph J. Plumeri
                                                            Title:   Executive Chairman and Director

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Thomas Colraine, Mary E. Caiazzo and Michael Chitty and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him in his name, place and stead, in any and all capacity, in connection with this Registration Statement, including to sign and file in the name and on behalf of the undersigned as director or officer of the Registrant any and all amendments or supplements (including any and all stickers and post-effective amendments) to this Registration Statement, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorney-in-fact and agents, and each of them full power and authority to do and perform each and every act and things requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                SIGNATURE                                     TITLE                        DATE
                ---------                                     -----                        ----
          /s/ JOSEPH J. PLUMERI             Executive Chairman and Director            June 12, 2001
    ---------------------------------         (principal executive officer)
            Joseph J. Plumeri

           /s/ THOMAS COLRAINE              Chief Financial Officer (principal         June 12, 2001
    ---------------------------------         accounting officer)
             Thomas Colraine

           /s/ HENRY R. KRAVIS              Director                                   June 12, 2001
    ---------------------------------
             Henry R. Kravis

          /s/ GEORGE R. ROBERTS             Director                                   June 12, 2001
    ---------------------------------
            George R. Roberts

             /s/ PERRY GOLKIN               Director                                   June 12, 2001
    ---------------------------------
               Perry Golkin

                SIGNATURE                                     TITLE                        DATE
                ---------                                     -----                        ----
            /s/ TODD A. FISHER              Director                                   June 12, 2001
    ---------------------------------
              Todd A. Fisher

           /s/ SCOTT C. NUTTALL             Director                                   June 12, 2001
    ---------------------------------
             Scott C. Nuttall

           /s/ JAMES R. FISHER              Director                                   June 12, 2001
    ---------------------------------
             James R. Fisher

            /s/ PAUL M. HAZEN               Director                                   June 12, 2001
    ---------------------------------
              Paul M. Hazen

           /s/ MARY E. CAIAZZO              Authorized U.S. Representative             June 12, 2001
    ---------------------------------
             Mary E. Caiazzo

    THE PLAN. Pursuant to the requirements of the Securities Act of 1933, as amended, the administrators of the Willis Group Holdings Limited North America 2001 Employee Stock Purchase Plan have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized as of the 12th day of June, 2001.

WILLIS GROUP HOLDINGS LIMITED NORTH
AMERICA 2001 EMPLOYEE STOCK PURCHASE PLAN

By:                  /s/ JOSEPH J. PLUMERI
          -------------------------------------------
                       Joseph J. Plumeri
                         ADMINISTRATOR

By:                   /s/ HENRY R. KRAVIS
          -------------------------------------------
                        Henry R. Kravis
                         ADMINISTRATOR

By:                  /s/ GEORGE R. ROBERTS
          -------------------------------------------
                       George R. Roberts
                         ADMINISTRATOR

By:                    /s/ PERRY GOLKIN
          -------------------------------------------
                         Perry Golkin
                         ADMINISTRATOR

By:                   /s/ TODD A. FISHER
          -------------------------------------------
                        Todd A. Fisher
                         ADMINISTRATOR

By:                  /s/ SCOTT C. NUTTALL
          -------------------------------------------
                       Scott C. Nuttall
                         ADMINISTRATOR

By:                   /s/ JAMES R. FISHER
          -------------------------------------------
                        James R. Fisher
                         ADMINISTRATOR

By:                    /s/ PAUL M. HAZEN
          -------------------------------------------
                         Paul M. Hazen
                         ADMINISTRATOR

                               INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                                   DESCRIPTION
---------------------   ------------------------------------------------------------
 4.1                    Memorandum of Association of the Company (incorporated
                        herein by reference to Exhibit 3.1 to Registration No.
                        333-60982)

 4.2 Form of Bye-Laws of the Company (incorporated herein by reference to Exhibit 3.2 to Registration Statement No.
                        333-60982)

 4.3                    Willis Group Holdings Limited North America 2001 Employee
                        Stock Purchase Plan (filed herewith)

 5                      Opinion of Appleby Spurling & Kempe (filed herewith)

 23.1                   Consent of Deloitte & Touche (filed herewith)

 23.2                   Consent of Appleby Spurling & Kempe (Reference is made to
                        Exhibit 5 filed herewith)

 24 Power of Attorney (included on signature page to this Registration Statement)